EXHIBIT 10.2

                           THIRD AMENDMENT TO WARRANT

         This THIRD AMENDMENT TO WARRANT dated as of May 15, 1997 (this "Amendment") is by and between BAGCRAFT CORPORATION OF AMERICA, a Delaware corporation ("Company"), and GENERAL ELECTRIC CAPITAL CORPORATION ("GE Capital"), a New York corporation.

                                R E C I T A L S:

         WHEREAS, GE Capital is the holder of Warrant No. 2 issued by Company on December 30, 1996 (as from time to time amended, restated, supplemented or otherwise modified, the "Warrant");

         WHEREAS, GE Capital and Company wish to amend the Warrant as set forth herein; and

         WHEREAS, the Warrant constitutes, and this Amendment shall constitute, a Loan Document and these Recitals shall be construed as part of this Amendment.

         NOW THEREFORE, for and in consideration of the terms set forth herein and in the premises, the parties hereto agree as follows:

         1. Definitions. Except as otherwise set forth herein, all defined terms herein shall have the respective meanings ascribed thereto in the Warrant and the Loan Agreement.

         2. Amendment to Warrant. The Warrant is hereby amended as follows:

                  (a) The following text is inserted as the final paragraph of the definition of "Current Market Price" contained in Section 1 of the
         Warrant:

                  "Without limiting the generality of the foregoing, the value of all Accounts (including, without limitation, the ARTRA Note and all other intercompany Indebtedness) owing to Company from any of its Affiliates (including, without limitation, ARTRA or
                  BCA) shall be included in determining Current Market Price, and, for purposes of such determination, the value of such Accounts shall be deemed equal to the aggregate dollar amount of principal, interest and all other amounts owing or outstanding in respect thereof, without giving effect to creditworthiness, probability of collection, payment ability or any other write-off, write-down or concept of value diminution or adjustment."

                  (b) The reference to "May 30, 1998" contained in subsection 14.1(b) of the Warrant is replaced with the text "the later of (1) the date of such repurchase and (2) July 31, 1998".

                  (c) Each  reference  to   "December 17,  1997"  contained   in
         subsection 14.3 of the

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         Warrant  is  replaced  with a  reference  to "July  31,  1998"  and the following text is inserted immediately after clause (v) of such subsection 14.3:

                  "or (vi) any other transaction occurs the practical effect of which (whether or not expressly set forth in the documentation pursuant to which such transaction is contemplated) is substantially equivalent to any of the foregoing,"

         3.       Miscellaneous.  Upon the effectiveness of this Amendment:

                  (a) as amended hereby, the Warrant remains in full force and effect and is hereby ratified and confirmed;

                  (b) the terms of this Amendment shall be binding upon and inure to the benefit of the successors of Company and the successors and assigns of GE Capital and any Subsequent Holder;

                  (c) this Amendment shall be governed by the internal laws of the State of Illinois without regard to conflicts of laws provisions; and

                  (d) this Amendment may be executed in counterparts which when taken together shall be considered one and the same document.




































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         WHEREAS,  each of the  undersigned  has caused this Third  Amendment to
Warrant to be executed by its duly authorized officer as of the date first written above.


                                 BAGCRAFT CORPORATION OF AMERICA


                                 By: ___________________________________

                                 Title: ________________________________




                                 GENERAL ELECTRIC CAPITAL CORPORATION


                                 By: ___________________________________

                                 Title: Duly Authorized Signatory






























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